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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 24, 2004



                           CENTRAL FREIGHT LINES, INC.
             (Exact name of registrant as specified in its charter)



        Nevada                        000-50485                 74-2914331
State or other jurisdiction         (Commission                (IRS Employer
   of incorporation)                File Number)            Identification No.)


          5601 West Waco Drive, Waco, TX                          76710
      (Address of principal executive offices)                  (Zip Code)


                                 (254) 772-2120
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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



Section 7.  Regulation FD

  Item 7.01     Regulation FD Disclosure.

                Press release dated September 23, 2004.

Section 9. Financial Statements and Exhibits

  Item 9.01     Financial Statements and Exhibits.

                  (a) Financial statement of business acquired.

                           Not applicable.

                  (b) Pro forma financial information.

                           Not applicable.

                  (c) Exhibits:

            EXHIBIT
            NUMBER         EXHIBIT DESCRIPTION
            ------         -------------------

            99.1 Press release announcing third quarter expectations.




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




                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CENTRAL FREIGHT LINES, INC.


Date: September 24, 2004                   By: /s/ Jeffrey A. Hale
                                               ------------------------------
                                               Jeffrey A. Hale
                                               Senior Vice President and
                                               Chief Financial Officer




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




                              EXHIBIT INDEX

            EXHIBIT
            NUMBER         EXHIBIT DESCRIPTION
            ------         -------------------------------------------------

            99.1 Press release announcing third quarter expectations.


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


       Central Freight Lines, Inc. Announces - Third Quarter Expectations

     WACO, Texas, September 23, 2004, /PR Newswire-FirstCall/ -- Central Freight Lines, Inc. (Nasdaq: CENF) announced today that it expects third quarter financial results to fall significantly short of expectations.

     President and Chief Executive Officer, Bob Fasso, stated: "The negative trends Central experienced during the second quarter of 2004 continued longer than we had anticipated. During the third quarter, we have taken, and are continuing to take, strong corrective actions that are designed to return the Company to profitability. We believe the results of our actions are beginning to show, however, the improvements are coming too late in the quarter to have a significant impact. As a result, we expect Central's financial results for the third quarter to be significantly below both our internal goal and the consensus of published research analysts' estimates. For the third quarter, we expect a loss of approximately $.40 to $.45 per share. Our expectation is based on preliminary results for July and August as well as operating trends through September 17 and our actual results could be different.

     LTL revenue per hundredweight, excluding fuel surcharges, is expected to improve approximately 3.0% as compared to the second quarter of 2004, in large part due to changes in our yield management program, including a change in leadership. Total tonnage, however, is expected to decline by approximately 8.0% per day compared with the second quarter of 2004. This compares with a 5.4% decrease in the same periods of the prior year. As a result, we expect revenue for the quarter to be approximately $6 million lower than in the second quarter, on one less working day.

     During late August, we consolidated ten terminals and converted seven additional terminals into driver only locations in our Midwest and Northwest operations. We concurrently reduced our personnel by approximately 300, and we are presently re-engineering our linehaul runs in a manner that is expected to further reduce both Company and third party movements. As a result of these initiatives, salary, wage, and purchased transportation costs are expected to decrease considerably in the third quarter compared with the second quarter. We expect these actions to have a positive impact on our cost structure and to improve customer service by reducing intermediate handling

     The cost improvements described above are expected to be more than offset in the third quarter by rising costs of claims relating to workers' compensation, cargo, and accident liability, as well as an increase in general expenses. Overall, expenses are expected to be approximately the same as in the second quarter of 2004. Thus far the third quarter has shown a continuing decline in performance through August, however we see the initial stages of what we expect to be a significant improvement in September. The third quarter is expected to end with over $97 million in stockholders' equity and a ratio of net debt to net book capitalization below 35%.

     We would like to thank our loyal and hardworking employees who have been an energizing and positive resource in addressing our improvement initiatives."

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

     Central Freight Lines, Inc. is a non-union less-than-truckload carrier specializing in regional overnight and second day markets. One of the 10 largest regional LTL carriers in the nation, Central provides regional, interregional, and expedited services, as well as value-added supply chain management, throughout the Midwest, Southwest, West Coast and Pacific Northwest. Utilizing marketing alliances, Central provides service solutions to the Great Lakes, Northeast, Southeast, Mexico and Canada.

     This press release contains forward-looking statements that involve risk, assumptions, and uncertainties that are difficult to predict. Statements that constitute forward-looking statements are usually identified by words such as "anticipates," "believes," "estimates," "projects," "expects," "plans," "intends," or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those in the forward-looking statements: the risk that revenue growth may be delayed or not occur at all; the risk that we will not achieve pricing increases or that pricing decreases will be required to generate additional business; the risk that efficiency and productivity measures, including dynamic resource planning programs, will be further delayed or will not be successfully implemented throughout our operations; the risk that our cost control efforts are not successful; the risk that the corrective actions we have taken in Q304 will not return the Company to profitability either in the near or long-term; the risk that the recent personnel reductions and re-engineering our linehaul runs will not result in decreases in salary, wage, and purchased transportation costs; the risk that the recent personnel reductions and re-engineering our linehaul runs will not have a positive impact on our cost structure or improve customer service; the risk of delays in achieving improvements as our new management personnel are integrated; the risk that significant geographic expansion has produced or may produce freight imbalances, customer service issues, operational issues, or other consequences that we cannot manage successfully on a timely basis or at all; the risk that our insurance and claims costs will continue to exceed our expectations; the risk that our results will have negative consequences on our ability to finance new tractors in connection with our planned fleet upgrade or that the lender under our revolving credit agreement will declare a default or impose conditions that would impact our liquidity; and the risks detailed from time to time in reports filed by the Company with the Securities and Exchange Commission, including forms 8-K, 10-Q, 10-K, and our registration statement on Form S-1.

     For additional  information contact: Jeff Hale, Chief Financial Officer, at
(480) 361-5295.

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